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                                                                     EXHIBIT T3F

                              CROSS REFERENCE SHEET

      Reconciliation and tie between Trust Indenture Act of 1939 and the Contingent Rights Agreement dated as of June 30, 1997 between Fusion Systems Corporation and The First National Bank of Chicago, as trustee.

                                                          Contingent Rights
Trust Indenture Act Section                               Agreement Section
---------------------------                               -----------------

Section 3.10(a)(1)...................................     4.08
            (a)(2)...................................     4.08
            (a)(3)...................................     Not Applicable
            (a)(4)...................................     Not Applicable
            (a)(5)...................................     4.08
            (b)......................................     4.07, 4.09
Section 3.11(a)......................................     4.12
            (b)......................................     4.12
            (b)(2)...................................     5.03(a)
Section 3.12(a)......................................     5.01, 5.02(a)
            (b)......................................     5.02(b)
            (c)......................................     5.02(c)
Section 3.13(a)......................................     5.03(a)
            (b)......................................     5.03(b)
            (c)......................................     5.03(a)
            (d)......................................     5.03(b)
Section 3.14(a)......................................     5.04
            (b)......................................     Not Applicable
            (c)(1)...................................     1.02
            (c)(2)...................................     1.02
            (c)(3)...................................     Not Applicable
            (d)......................................     Not Applicable
            (e)......................................     1.02
Section 3.15(a)......................................     4.01(a), (b)
            (b)......................................     8.11, 5.03(a)
            (c)......................................     4.01(a)
            (d)......................................     4.01(c)
            (d)(1)...................................     4.01(a), (b)
            (d)(2)...................................     4.01(c)(2)
            (d)(3)...................................     4.01(c)(4)
            (e)......................................     8.12
Section 3.16(a)......................................     1.01
            (a)(1)(A)................................     8.09
            (a)(1)(B)................................     8.10
            (a)(2)...................................     Not Applicable
            (b)......................................     8.07
Section 3.17(a)(1)...................................     8.02
            (a)(2)...................................     8.02
            (b)......................................     7.03
Section 3.18(a)......................................     1.07